                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                               -----------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  January 18, 1999


                              Discreet Logic Inc.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



            Quebec                    0-26100              98-0150790
--------------------------------     ----------         ------------------
(State or Other Jurisdiction of      (Commission         (I.R.S. Employer
 Incorporation or Organization)      File Number)       Identification No.)


     10 Duke Street
Montreal, Quebec, Canada                                       H3C 2l7
--------------------------------                               -------
(Address of Principal Executive                               (Zip Code)
 Offices)



     Registrant's telephone number, including area code:  (514) 393-1616
                                                          --------------
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Item 5.  Other Events.

     On January 18, 1999, Discreet Logic Inc. ("Discreet") entered into Amendment No. 2 (the "Amendment") to the Second Amended and Restated Agreement and Plan of Acquisition and Amalgamation (as amended from time to time, the "Amended Agreement") dated as of November 18, 1998 by and among Autodesk, Inc. ("Autodesk"), Autodesk Development, B.V., an indirect subsidiary of Autodesk, 9066-9771 Quebec Inc., a wholly-owned subsidiary of Autodesk Development, B.V., Autodesk Canada, Inc., an indirect subsidiary of Autodesk, 9066-9854 Quebec Inc., an indirect subsidiary of Autodesk, and Discreet. The Amended Agreement amended and restated the definitive acquisition agreement entered into by the parties on August 20, 1998, as amended and restated on September 23, 1998, pursuant to which Discreet is to become a wholly-owned subsidiary of Autodesk (the "Transaction").

     The Amendment, among other things, provides for Autodesk to issue 0.33 shares of its common stock for each outstanding common share of Discreet, which reduces the previously announced exchange ratio of 0.48 and provides for the extension of certain dates under the Amended Agreement.

     The Transaction is expected to be accounted for as a pooling-of-interests and is subject to several conditions as specified in the Amended Agreement, including approval by the stockholders of Autodesk and shareholders of Discreet.

     The Amendment is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by this reference. The information contained in the joint press release of Autodesk and Discreet, dated January 19, 1999, attached as Exhibit 99.1 to this Current Report on Form 8-K is also incorporated by reference. The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment.

     On January 19, 1999, Discreet Logic issued a press release regarding preliminary financial results for its second quarter of fiscal 1999. The press release is filed as Exhibit 99.2 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by this reference.
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Item 7.  Financial Statements and Exhibits.

        (a)    Financial Statements of Business Acquired.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits.

Exhibit No.    Description
-----------    -----------

2.1 Amendment No. 2, dated January 18, 1999, to the Second Amended and Restated Agreement and Plan of Acquisition and Amalgamation dated as of November 18, 1998 by and among Autodesk, Inc., Autodesk Development, B.V., 9066-9771 Quebec Inc., Autodesk Canada, Inc., 9066-9854 Quebec Inc. and Discreet Logic Inc.

99.1           Joint Press Release of Discreet Logic Inc. and Autodesk, Inc.
               dated January 19, 1999.

99.2           Press Release of Discreet Logic Inc. dated January 19, 1999.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DISCREET LOGIC INC.
                                                 (Registrant)


Date:  January 20, 1999                          By:  /s/ Francois Plamondon
                                                      ----------------------
                                                 Francois Plamondon
                                                 Executive Vice President,
                                                 Chief Financial Officer,
                                                 Treasurer and Secretary
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
-----------    -----------

2.1 Amendment No. 2, dated January 18, 1999, to the Second Amended and Restated Agreement and Plan of Acquisition and Amalgamation dated as of November 18, 1998 by and among Autodesk, Inc., Autodesk Development, B.V, 9066-9771 Quebec Inc., Autodesk Canada, Inc., 9066-9854 Quebec Inc. and Discreet Logic Inc.

99.1           Joint Press Release of Discreet Logic Inc. and Autodesk, Inc.
               dated January 19, 1999.

99.2           Press Release of Discreet Logic Inc. dated January 19, 1999.